SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) December, 1996

            Trans-World Insurance Company d/b/a Educaid (as Seller)
                  on behalf of ClassNotes Trust 1995-I (f/k/a
                        Education Loan Alliance 1995-I).

             Trans-World Insurance Company d/b/a Educaid, as Seller (Exact name of registrant as specified in its charter)


      Arizona                        33-89200        86-0255348
   (State or other jurisdiction of  (Commission     (IRS Employer
     incorporation)                  File Number)    ID Number)


  3301 C Street, Suite 100-M, Sacramento, California                 95816
     (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Smith Barney Inc. and Credit Suisse First Boston Corporation in connection with the issuance by Class Notes Trust 1995-I of Asset Backed Notes. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

        (c)  Exhibits

              Exhibit No.

                    99.1 Computational Materials of Smith Barney Inc. and Credit Suisse First Boston Corporation

                                        SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CLASSNOTES TRUST 1995-I
                                        (f/k/a EDUCATION LOAN ALLIANCE 1995-I)

                                        By:



                                        TRANS-WORLD INSURANCE COMPANY, Seller



                                        By: /s/ Morton Dear
                                           Name:  Morton Dear
                                           Title: Executive Vice President
                                                   of Trans-World Insurance
                                                   Company d/b/a Educaid



Dated: December 23, 1996


                                  EXHIBIT INDEX


Exhibit                       Description of Exhibit


99.1 Computational Materials of Smith Barney Inc. and Credit Suisse First Boston Corporation